                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549
                             ---------------------

                                  FORM  8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): November 9, 1999
                        Commission file number 1-13879

                                  OCTEL CORP.
            (Exact name of registrant as specified in its charter)


     DELAWARE                                    98-0181725
                                                 ----------
     (State or other jurisdiction of             (IRS Employer
     incorporation or organization)              Identification No.)

     Global House
     Bailey Lane
     Manchester
     United Kingdom                              M90 4AA
     (Address of principal executive offices)    (Zip Code)

     Registrant's telephone number, including area code: 011-44-161-498-8889

Item 2 of Form 8-K dated November 9, 1999, filed by Octel Corp. ("Octel") on November 12, 1999, is hereby updated and amended as follows:

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

Regarding the Federal Trade Commission ("FTC") Agreement and Consent Order approving the OBOAdler acquisition, the 60 day public notice period referenced in the November 9, 1999 Form 8-K expired on December 9, 1999. Thereafter the FTC gave final approval and as a result the Agreement and Consent Order became final as of December 28, 1999.

Item 7 of the Current Report on Form 8-K dated November 9, 1999, filed by Octel Corp. ("Octel") on November 12, 1999, is hereby amended as set out below.

ITEM 7 - FINANCIAL STATEMENTS
-----------------------------

(a)  Financial Statements of Business Acquired.

The Consolidated Financial Statements of OBOAdler Company Limited (OBOAdler) as of June 30, 1999 and for the period then ended are filed herewith as Exhibit 99.1.

(b)  Unaudited Proforma Combined Financial Information.

On November 9, 1999 Octel completed its acquisition of all the outstanding shares of OBOAdler, for payment of $94.5 million. The purchase price was funded by entering into a $100 million credit agreement with Barclays Bank plc repayable by December 2002. OBOAdler acquired the Alcor group of companies on June 4, 1999. The Alcor group is based in Baar, Switzerland and includes a TEL manufacturing plant in Germany.

The business combination will be accounted for as a purchase.

The following unaudited pro forma balance sheet as at September 30, 1999 illustrates the effect of the acquisition of OBOAdler as if it had taken place on September 30, 1999. The unaudited pro forma statements of income illustrate the results of operations for the year ended December 31, 1998 and the nine months ended September 30, 1999 as if the acquisition occurred on January 1, 1998.

The unaudited proforma combined financial statements have been adjusted to give effect to (i) the goodwill and associated amortization expense generated by the acquisition of OBOAdler referred to above, (ii) the related financing transactions and associated interest expense (described in note d), (iii) the uplift in the customer contracts intangible asset (described in note c) and (iv) the elimination of sales and purchases between Octel and OBOAdler group (described in note g).

These unaudited pro forma financial statements should be read in conjunction with the historical financial statements of Octel and OBOAdler group. The historical financial statements of Octel are contained in Octel's Quarterly Report on Form 10-Q for the nine months ended September 30, 1999 and in Octel's

Annual Report on Form 10-K for the year ended December 31, 1998. The historical consolidated financial statements of OBOAdler group for the period ended June 30, 1999 are filed herein as exhibit 99.1.

For pro forma presentation, OBOAdler group's historical financial statements have been conformed to Octel's calendar year by deducting the results for the six months ended June 30, 1999 and adding the results for the six months ended June 30, 1998. The unaudited pro forma financial statements for the nine months ended September 30, 1999 include OBOAdler's unaudited results for the three months to September 30, 1999 and the unaudited balance sheet as at that date.

The unaudited pro forma financial statements are for illustrative purposes only and are not meant to be indicative of actual results that may have been achieved had the transaction occurred as of the date indicated above, nor do they purport to indicate results which may be attained in the future.

            PRO FORMA COMBINED BALANCE SHEET AT SEPTEMBER 30, 1999
                                  (Unaudited)

(millions of dollars)                Octel         OBOAdler                 Proforma Adjustments                     Combined
                                                   (Note a)
  ASSETS

Current assets:
 Cash and cash equivalents            25.8             21.9                                                              47.7
 Accounts receivable                 153.7             17.3                                        g. (2.2)             168.8
 Inventories                          62.7              5.0                                                              67.7
 Prepaid expenses                      5.1              1.4                                                               6.5
                                     -----         --------       --------        --------         -------           --------
 Total current assets                247.3             45.6                                        g. (2.2)             290.7
 Property, plant and equipment       106.9              3.2                                                             110.1
 Investments                                                      b. 100.4        c.(100.4)
 Goodwill                            332.1             48.0                       c.  15.6                              395.7
 Intangible asset                                      21.3                       c.   3.7                               25.0
 Prepaid pension cost                 73.4                                                                               73.4
 Other assets                         22.4                        b. (10.4)                                              12.0
                                     -----         --------       --------        --------         -------           --------
                                     782.1            118.1       b.  90.0        c. (81.1)        g. (2.2)             906.9
                                     =====         ========       ========        ========         =======           ========
LIABILITIES AND
 STOCKHOLDERS' EQUITY

 Accounts payable and accrued
       expenses                      107.0             20.7                                        g. (2.2)             125.5
 Accrued income taxes                 39.2              2.9                                                              42.1
 Current portion of long-term
       debt                           60.0                                                                               60.0
                                     -----         --------       --------        --------         -------           --------
Total current liabilities            206.2             23.6                                        g. (2.2)             227.6
Plant closure provisions              30.9             11.0                                                              41.9
Deferred income taxes                 23.7              0.9                                                              24.6
Long-term debt                       194.1             90.0       b.  90.0        c. (90.0)                             284.1
Other liabilities                      2.8              1.5                                                               4.3
Stockholders' equity
 Common stock                          0.1              0.8                       c.  (0.8)                               0.1
 Additional paid-in capital          276.1              0.7                       c.  (0.7)                             276.1
 Treasury stock                      (14.2)                                                                             (14.2)
 Retained earnings                    74.3            (10.5)                      c.  10.5                               74.3
 Accumulated other
       comprehensive income          (11.9)             0.1                       c.  (0.1)                             (11.9)
                                     -----         --------       --------        --------         -------           --------
 Total stockholders' equity          324.4             (8.9)                      c.   8.9                              324.4
                                     -----         --------       --------        --------         -------           --------
                                     782.1            118.1       b.  90.0        c. (81.1)        g. (2.2)             906.9
                                     =====         ========       ========        ========         =======           ========

           PRO FORMA COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED
                               DECEMBER 31, 1998
                                  (Unaudited)

(millions of dollars)                  Octel      OBOAdler                  Proforma Adjustments                   Combined
                                                  (Note a)
Net sales                              465.0          79.9                                                            544.9
Cost of goods sold                     244.3          42.7                                                            287.0
                                      ------      --------        -------           --------          -------      --------
Gross profit                           220.7          37.2                                                            257.9
Sales, general and admin.               43.2           2.5                                                             45.7
Amortization of intangible assets       42.6                                        e.  17.7                           60.3
                                      ------      --------        -------           --------          -------      --------
                                        85.8           2.5                          e.  17.7                          106.0
                                      ------      --------        -------           --------          -------      --------
Operating income                       134.9          34.7                          e. (17.7)                         151.9
Interest expense/(income)               22.5          (1.3)       d.  7.1                                              28.3
Other expense/(income)                   0.5          (1.6)                                                            (1.1)
                                      ------      --------        -------           --------          -------      --------
Income before income taxes             111.9          37.6        d. (7.1)          e. (17.7)                         124.7
Income taxes                            41.5           7.1                                            f. (2.1)         46.5
                                      ------      --------        -------           --------          -------      --------
Net income                              70.4          30.5        d. (7.1)          e. (17.7)         f.  2.1          78.2
                                      ======      ========        =======           ========          =======      ========

Earnings per share:
  Basic                                 4.85                                                                           5.39
                                      ------                                                                       --------
  Diluted                               4.85                                                                           5.39
                                      ------                                                                       --------

Weighted average shares outstanding
  (in thousands)
  Basic                               14,514                                                                         14,514
                                      ------                                                                       --------
  Diluted                             14,514                                                                         14,514
                                      ------                                                                       --------

          PRO FORMA COMBINED STATEMENT OF INCOME FOR THE NINE MONTHS

                           ENDED SEPTEMBER 30, 1999

                                  (Unaudited)

(millions of dollars)                  Octel      OBOAdler                    Proforma Adjustments                  Combined
                                                  (Note a)
Net sales                              384.7          52.4        g. (2.2)                                             434.9
Cost of goods sold                     238.2          24.7        g. (2.2)                                             260.7
                                      ------      --------        -------           -------          -------        --------
Gross profit                           146.5          27.7                                                             174.2
Sales, general and admin.               36.4           1.5                                                              37.9
Amortization of intangible assets       34.4           6.1                          e.  7.2                             47.7
                                      ------      --------        -------           -------          -------        --------
                                        70.8           7.6                          e.  7.2                             85.6
                                      ------      --------        -------           -------          -------        --------
Operating income                        75.7          20.1                          e. (7.2)                            88.6
Interest expense/(income)               16.5           2.2        d.  2.5                                               21.2
Other expense/(income)                   0.6          (4.2)                                                             (3.6)

Income before income taxes              58.6          22.1        d. (2.5)          e. (7.2)                            71.0
Income taxes                            24.2           4.8                                           f. (1.4)           27.6
                                      ------      --------        -------           -------          -------        --------
Net income                              34.4          17.3        d. (2.5)          e. (7.2)         f.  1.4            43.4
                                      ======      ========        =======           =======          =======        ========

Earnings per share:
  Basic                                 2.48                                                                            3.12
                                      ------                                                                        --------
  Diluted                               2.46                                                                            3.10
                                      ------                                                                        --------

Weighted average shares outstanding
  (in thousands)
  Basic                               13,895                                                                          13,895
                                      ------                                                                        --------
  Diluted                             13,992                                                                          13,992
                                      ------                                                                        --------

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


a. The consolidated financial statements of OBOAdler have been prepared in accordance with US GAAP and translated into US$ at the following rates:

                         September     December
                         30, 1999      31, 1998
        $1 to CHF           1.5006       1.3735
              DM            1.8365       1.6655
              GBP           0.6072       0.6010

b. Reflects the reclassification of $10.4 million Octel advances and acquisition costs already incurred in respect of OBOAdler from other assets to investments and a further $90 million investment by Octel in OBOAdler, financed by amounts drawn down under the credit arrangement dated June 3, 1999 with Barclays Bank plc.

c. Reflects the adjustment to create the equity position of the combined group by netting off Octel's investment against OBOAdler group creditor, common stock and pre-acquisition reserves and retained earnings. The intangible asset relating to OBOAdler group customer contracts is uplifted by $3.7 million to its estimated value of $25 million. The balance of $15.6 million is recognized as goodwill, which together with the $48 million goodwill arising on OBOAdler's balance sheet leaves a total of $63.6 million goodwill in the combined balance sheet relating to the Alcor group of companies.

d. Reflects the increase in interest expense arising from $100 million Senior Debt raised in connection with the acquisition ($90 million in note b. above and $10 million raised previously by Octel) had the Senior Debt been in place throughout the period.

e. Reflects the amortization of goodwill over 10 years from January 1, 1998, and of the OBOAdler customer list over the relevant contract periods, the average period being 2.25 years.

f. Reflects the reduction in income tax arising as a result of the increase in interest expense in d. above.

g. Reflects the removal of intercompany sales and purchases between Octel and OBOAdler and of the related period end intercompany balances.

(c)  Exhibits.

Number         Exhibit

7.1* Share purchase agreement between OBOAdler Holdings Limited and The Associated Octel Company Limited relating to the sale and purchase of the whole of the issued share capital of OBOAdler Company Limited, dated June 1, 1999.

7.2* $100,000,000 term loan agreement between Octel Corp., Octel Associates, Barclays Capital, Barclays Bank plc and others, dated June 3, 1999.

99.1 Consolidated financial statements of OBOAdler Company Limited, as of June 30, 1999 and for the year then ended.

* Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                OCTEL CORP.


Date:  January 20, 2000         By: /s/ Alan G Jarvis
                                ------------------------------------------
                                    Alan G Jarvis
                                    Vice President and Chief Financial Officer

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